UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                    DELAWARE                                     84-0448400
(State or Other Jurisdiction of Incorporation or              (I.R.S. Employer
                  Organization)                              Identification No.)
--------------------------------------------------------------------------------

      17700 CASTLETON STREET, SUITE 589
        CITY OF INDUSTRY, CALIFORNIA                               91748
     (Address of Principal Executive Offices)                   (Zip Code)

                             2002 STOCK OPTION PLAN
                             2003 STOCK OPTION PLAN
                            (Full Title of the Plans)

                                 JAMES NIAN ZHAN
                                    SECRETARY
                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                        17700 CASTLETON STREET, SUITE 589
                       CITY OF INDUSTRY, CALIFORNIA, 91748
                     (Name and Address of Agent for Service)

                                 (626) 964-3232
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                             V. JOSEPH STUBBS, ESQ.
                         STUBBS ALDERTON & MARKILES, LLP
                       15821 VENTURA BOULEVARD, SUITE 525
                            ENCINO, CALIFORNIA 91436

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                                       Proposed
                                         Proposed      Maximum
Title of Each Class                      Maximum       Aggregate      Amount of
   of Securities      Amount to be    Offering Price   Offering     Registration
 to be Registered      Registered       Per Share       Price          Fee(1)
 ----------------      ----------       ---------       -----          ------

        N/A               N/A              N/A           N/A            N/A

----------
(1) No additional securities are to be registered, and registration fees were paid upon filing of the original registration statement on Form S-8 (File No. 333-113445). Therefore, no further registration fee is required.

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 (File No. 333-113445), is being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Securities Act"), by Kiwa Bio-Tech
Products Group Corporation, a Delaware corporation ("Kiwa Delaware" or the "Registrant"), which is the successor to Kiwa Bio-Tech Products Group Corporation, a Utah corporation ("Kiwa Utah"), following a statutory merger effective on July 22, 2004 (the "Merger") effected for the purpose of changing Kiwa Utah's state of incorporation to Delaware. Prior to the Merger Kiwa Delaware had no assets or liabilities other than nominal assets or liabilities. In connection with the Merger, Kiwa Delaware succeeded by operation of law to all of the assets and liabilities of Kiwa Utah, and information was furnished to the Kiwa Utah shareholders pursuant to section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


         Pursuant to Rule 414(d) under the Securities Act of 1933, except as modified by this amendment, the Registrant hereby expressly adopts Kiwa Utah's Registration Statement on Form S-8 (File No. 333-113445) as the Registrant's own registration statement for all purposes of the Securities Act and the Exchange Act, which registration statement relates to shares of common stock issuable in connection with Kiwa Utah's 2002 Stock Option Plan and 2003 Stock Option Plan (the "Plans"). From and after the Merger, common stock of the Registrant will be used in lieu of the common stock of Kiwa Utah whenever common stock is required to be issued under the Plans.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents previously filed by the Registrant with the Securities and Exchange Commission are incorporated in this Registration Statement by reference:

         (a) The Registrant's Current Reports on Form 8-K filed on March 29, 2004, as amended, April 1, 2004, May 10, 2004, as amended, July 19, 2004, July 23, 2004 and August 26, 2004;

         (b) The Registrant's Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2004 and June 30, 2004;

         (c) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; and

         (d) The description of the Registrant's common stock as set forth in its Form 10-SB/A registration statement on file with the Commission, including any amendments or reports filed for the purpose of updating such description.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Incorporated by Reference.  See Item 3.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law provides in relevant part that a corporation may indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

         In addition, Section 145 provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Delaware law further provides that nothing in the above-described provisions shall be deemed exclusive of any other rights to indemnification or advancement of expenses to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Article IV of the Registrant's Bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the Registrant to the fullest extent permissible under Delaware law.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION.

         Not applicable.

ITEM 8.  EXHIBITS.

         THE  FOLLOWING   EXHIBITS  ARE  FILED  AS  PART  OF  THIS  REGISTRATION
         STATEMENT:

         2.1 Agreement and Plan of Merger, dated July 22, 2004, between Kiwa Bio-Tech Products Group Corporation, a Utah corporation, and Kiwa Bio-Tech Products Group Corporation, a Delaware Corporation. (1)

         4.1      Certificate of Incorporation of the Registrant. (1)

         4.2      Bylaws of the Registrant. (1)

         5.1      Opinion of Stubbs Alderton & Markiles, LLP.

         23.1     Consent of Pritchett, Siler & Hardy, P.C.

         23.2     Consent of Hansen, Barnett & Maxwell.

         23.3     Consent of Grobstein, Horwath & Company LLP.

         23.4     Consent  of Stubbs  Alderton  &  Markiles,  LLP  (included  in
                  Exhibit 5.1).

         24.1 Power of Attorney (included as part of the Signature Page of this Registration Statement).

         99.1     Kiwa Bio-Tech  Products  Group  Corporation  2002 Stock Option
                  Plan. (2)

         99.2     Kiwa Bio-Tech  Products  Group  Corporation  2003 Stock Option
                  Plan. (3)

         ----------
         (1) Filed previously as an exhibit to the Registrant's Current Report on Form 8-K, filed with the Commission on July 23, 2004, and incorporated herein by this reference.

         (2) Filed previously as an exhibit to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, filed with the Commission on or about March 26, 2002.

         (3) Filed previously as an exhibit to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, filed with the Commission on or about April 11, 2003.


ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

                  (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Industry, State of California, on this 13th day of September, 2004.

                              KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                              (Registrant)

                              By:   /S/ WEI LI
                                    ---------------------------------
                                    Wei Li
                                    President (Principal Executive Officer)

                              By:   /S/ LIAN-JUN LOU
                                    ---------------------------------
                                    Lian-jun Lou
                                    Chief Financial Officer (Principal Financial
                                    and Accounting Officer)

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints each of Wei Li and James Nian Zhan as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to file a new registration statement under Rule 461 or Instruction E of Form S-8 of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                    TITLE                            DATE
---------                    -----                            ----

/S/ WEI LI                   Chief Executive Officer and      September 13, 2004
------------------------     Chairman of the Board
Wei Li

/S/ LIAN-JUN LUO             Chief Financial Officer and      September 13, 2004
------------------------     Director
Lian-jun Luo

/S/ JAMES NIAN ZHAN          Secretary and Director           September 13, 2004
------------------------
James Nian Zhan

/S/ DA-CHUNG JU              Director                         September 13, 2004
------------------------
Da-chang Ju

/S/ YUN-LONG ZHANG           Director                         September 13, 2004
------------------------
Yun-long Zhang

                                  EXHIBIT INDEX


EXHIBIT NO.                          EXHIBIT DESCRIPTION
----------                           -------------------

   2.1 Agreement and Plan of Merger, dated July 22, 2004, between Kiwa Bio-Tech Products Group Corporation, a Utah corporation, and Kiwa Bio-Tech Products Group Corporation, a Delaware Corporation. (1)

   4.1            Restated Certificate of Incorporation of the Registrant. (1)

   4.2            Bylaws of the Registrant. (1)

   5.1            Opinion of Stubbs Alderton & Markiles, LLP.

   23.1           Consent of Pritchett, Siler & Hardy, P.C.

   23.2           Consent of Hansen, Barnett & Maxwell.

   23.3           Consent of Grobstein, Horwath & Company LLP.

   23.4           Consent  of Stubbs  Alderton  &  Markiles,  LLP  (included  in
                  Exhibit 5.1).

   24.1 Power of Attorney (included as part of the Signature Page of this Registration Statement).

   99.1           Kiwa Bio-Tech  Products  Group  Corporation  2002 Stock Option
                  Plan. (2)

   99.2           Kiwa Bio-Tech  Products  Group  Corporation  2003 Stock Option
                  Plan. (3)

----------
     (1) Filed previously as an exhibit to the Registrant's Current Report on Form 8-K, filed with the Commission on July 23, 2004, and incorporated herein by this reference.
     (2) Filed previously as an exhibit to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, filed with the Commission on or about March 26, 2002.
     (3) Filed previously as an exhibit to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, filed with the Commission on or about April 11, 2003.